UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C.  20549

                               FORM 8-K


                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 22, 2001


                            AMC ENTERTAINMENT INC.
           (Exact name of registrant as specified in its charter)


        DELAWARE                         1-8747            43-1304369
(State or other jurisdiction           (Commission       (IRS Employer
    of incorporation)                  File Number)    Identification No.)




106 W. 14TH  STREET
P.O. Box 219615
Kansas City,  Missouri                                     64121-9615
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (816) 221-4000


Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 October 22, 2001 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on October 22, 2001 by AMC Entertainment Inc. announcing second quarter operating results for fiscal year 2002.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMC ENTERTAINMENT INC.



Date:	October 23, 2001             By:/s/ Craig R. Ramsey
                                      ------------------------
                                      Craig R. Ramsey
                                      Senior Vice President, Finance,
                                      Chief Financial Officer and
                                      Chief Accounting Officer